EXHIBIT 10.37

SIXTH AMENDMENT TO ACCOUNT PURCHASE AGREEMENT
AND OTHER DOCUMENTS

This SIXTH AMENDMENT TO ACCOUNT PURCHASE AGREEMENT (this “Amendment”) is entered into as of March 15, 2013 by and among TRIAD PERSONNEL SERVICES, INC., an Illinois corporation (“Personnel”), GENERAL EMPLOYMENT ENTERPRISES, INC., an Illinois corporation (“GEE”), BMPS, INC., an Ohio corporation (“BMPS”; and together with Personnel and GEE, collectively, “Triad”), BMCH, Inc., d/b/a Triad Temporaries, an Ohio corporation (“BMCHOH”) and BMCHPA, INC., d/b/a Triad Temporaries, a Pennsylvania corporation (“BMCHPA”; and together with BMCHOH and Triad, collectively, the “Customer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its WELLS FARGO BUSINESS CREDIT operating division (“WFB” or “WFBC”).

WHEREAS, Customer and WFBC have entered into certain accounts purchase arrangements pursuant to that certain Account Purchase Agreement, dated as of December 14, 2010 (as amended, restated, renewed, extended, supplemented, substituted and otherwise modified from time to time, the “Account Purchase Agreement”), between Customer and WFBC, and certain other instruments, agreements and documents executed and/or delivered in connection therewith (all such instruments, agreements and documents, as amended, restated, renewed, extended, supplemented, substituted and otherwise modified from time to time, together with the Account Purchase Agreement, collectively, the “Documents”);

WHEREAS, Customer has requested that WFBC agree, and WFBC has agreed, to amend and modify certain provisions of Account Purchase Agreement, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, upon the mutual agreements and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Definitions.  Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Account Purchase Agreement.

2.             Extension of Delivery Date.  Notwithstanding anything to the contrary set forth in Section 4.03(g) of the Account Purchase Agreement, for Customer’s fiscal year ended September 30, 2012, Customer will furnish to WFBC on or before April 30, 2013 Audited fiscal year end financial statements acceptable to WFBC in its sole discretion, including, but not limited to a statement of profit and loss, statement of cash flow and a balance sheet, and satisfactory proof of payment and compliance with all federal, state and local tax requirements.  The date on which Customer must submit Audited fiscal year end financial statements for each of Customer’s fiscal years ending after September 30, 2012 shall be as provided in Section 4.03(g) of the Accounts Purchase Agreement.

3.             Amendment to Account Purchase Agreement.

(a)           Definitions.  The definition of “Term” appearing in Section 2.18 of the Account Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“2.18 “Term” shall mean the period of time commencing on December 14, 2010 through and including December 31, 2013; except, that, if

(a)
on or before April 30, , 2013, GEE fails to provide evidence, in form and substance satisfactory to WFBC, in its sole discretion, of the dismissal with prejudice of GEE as a defendant from that certain lawsuit no. 3:12-cv-00850-R filed on December 21, 2012 with the United States District Court for the Western District of Kentucky at Louisville, styled Derby Capital, LLC and Derby Capital JOB, LLC, as plaintiffs, vs. Trinity HR Services, LLC, et al., as defendants; or

(b)
on or before April 30, 2013, Customer fails to furnish WFBC with its Audited fiscal year end financial statements for Customer’s fiscal year ended September 30, 2012 or if the results of operations of Customer at September 30, 2012 and for the fiscal year then ended, as presented in such Audited fiscal year end financial statements, are not satisfactory to WFBC; or

(c)
at any time, background check results of any newly appointed senior officer (including, without limitation, any chairman of the board, president, chief executive officer, chief financial officer, chief information officer or chief restructuring officer) of Customer shall be unsatisfactory to WFBC, in its sole discretion, or if significant changes (as determined by WFBC, in its sole discretion) shall occur in the composition of the board of directors of Customer, then, WFBC, in its sole discretion may issue a written notice to Customer establishing the last day of the Term to be sixty (60) days from the date of such written notice.”

4.             Effect of this Amendment.  Except as specifically set forth herein, no other changes or modifications to the Account Purchase Agreement or the other Documents are intended or implied, and, in all other respects, the Account Purchase Agreement and the other Documents shall continue to remain in full force and effect in accordance with their respective terms as of the date hereof. This Amendment, and the instruments and agreements delivered pursuant hereto and thereto constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof.  To the extent of any conflict between any term of this Amendment and any term of the Account Purchase Agreement or any other Document, the term of this Amendment shall control.  Except as specifically set forth herein, nothing contained herein shall evidence a waiver or amendment by WFBC of any other provision of the Account Purchase Agreement or the Documents.

5.             Further Assurances.  Customer shall execute and deliver such additional documents and take such additional action as may be reasonably requested by WFBC to effectuate the provisions and purposes of this Amendment.

6.             Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7.             Governing Law.  The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Texas (without giving effect to principles of conflict of laws).

8.             Counterparts.  This Amendment may be signed in counterparts, each of which shall be an original and all of which taken together constitute one agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by the party to be charged. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

[Signature page follows]

Each of the parties has signed this Amendment as of the day and year first above written.

TRIAD PERSONNEL SERVICES, INC.

By:

Title:

GENERAL EMPLOYMENT ENTERPRISES, INC.

By:

Title:

BMPS, INC.

By:

Title:

BMCH, INC., d/b/a Triad Temporaries

By:

Title:

BMCHPA, INC., d/b/a Triad Temporaries

By:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

Title:	Authorized Signatory

By his signature below, Michael Schroering (the “Validity Guarantor”) consents to the terms of this Sixth Amendment to Account Purchase Agreement, confirms that his Validity Guaranty is in full force and effect and is binding upon him without any defense, setoffs or counterclaims.

Acknowledged and agreed to
by the Validity Guarantor:

By:
MICHAEL SCHROERING, individually

STATE OF	)
) ss.:
COUNTY OF	)

On this _____ day of March, 2013, before me personally came _____________________________, to me known, who being by me duly sworn, did depose and say that he is the __________________ of TRIAD PERSONNEL SERVICES, INC., the corporation described herein and which executed the foregoing instrument, and that he is authorized to execute said instrument on behalf of said corporation.

Notary Public

STATE OF	)
) ss.:
COUNTY OF	)

On this _____ day of March, 2013, before me personally came _____________________________, to me known, who being by me duly sworn, did depose and say that he is the __________________ of GENERAL EMPLOYMENT ENTERPRISES, INC., the corporation described herein and which executed the foregoing instrument, and that he is authorized to execute said instrument on behalf of said corporation.

Notary Public

STATE OF	)
) ss.:
COUNTY OF	)

On this _____ day of ______________, 2013, before me personally came _____________________________, to me known, who being by me duly sworn, did depose and say that he is the __________________ of BMPS, INC., the corporation described herein and which executed the foregoing instrument, and that he is authorized to execute said instrument on behalf of said corporation.

Notary Public

STATE OF	)
) ss.:
COUNTY OF	)

On this _____ day of March, 2013, before me personally came _____________________________, to me known, who being by me duly sworn, did depose and say that he is the __________________ of BMCH, INC., d/b/a TRIAD TEMPORARIES, the corporation described herein and which executed the foregoing instrument, and that he is authorized to execute said instrument on behalf of said corporation.

Notary Public

STATE OF	)
) ss.:
COUNTY OF	)

On this _____ day of March, 2013, before me personally came _____________________________, to me known, who being by me duly sworn, did depose and say that he is the __________________ of BMCHPA, INC., d/b/a TRIAD TEMPORARIES, the corporation described herein and which executed the foregoing instrument, and that he is authorized to execute said instrument on behalf of said corporation.

Notary Public

STATE OF	)
) ss.:
COUNTY OF	)

On this _____ day of March, 2013, before me personally came MICHAEL SCHROERING to me known and known to me to be the individual described in and who executed the foregoing instrument and acknowledged to be that he/she executed same.

Notary Public

AFFIDAVIT OF OUT-OF-STATE DELIVERY

STATE OF TEXAS	)
) ss.:
COUNTY OF DALLAS	)

BEFORE ME, the undersigned authority, personally appeared the undersigned Jason M. Cole (the “Affiant”), who being first duty sworn upon oath, deposes and says that:

1.             The Affiant Is a Senior Vice President of Wells Fargo Bank, National Association (“WFB”), and the Affiant is duly authorized to and does make this affidavit In said capacity on behalf of WFB.

2.             That on the date sworn to and subscribed below, I executed on behalf of WFB on the date referenced below that certain Fifth Amendment to Account Purchase Agreement (the “Agreement”), which Agreement is between Triad Personnel Services, Inc., an Illinois corporation, General Employment Enterprises, Inc., an Illinois corporation and BMPS, Inc., an Ohio corporation (collectively “TRIAD”), BMCH, Inc. d/b/a Triad Personnel Services, an Ohio corporation (“BMCHOH”) and BMCHPA, Inc. d/b/a Triad Temporaries, a Pennsylvania corporation (“BMCHPA”) (collectively “Customer”) as Customer, and Wells Fargo Bank, National Association.

3.             That the execution of the Agreement by WFB took place in Dallas, Texas.

FURTHER AFFIANT SAYETH NAUGHT.

Jason M. Cole, Senior Vice President

SWORN TO AND SUBSCRIBED before me this ______ day of March, 2013 by Jason M. Cole, who personally appeared before me, and who is personally known to me.

[NOTARIAL SEAL]

Notary Public, State of Texas
Print Name:
My Commission Expires: